    As filed with the Securities and Exchange Commission on August 31, 1998
                                                     Registration No. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                 -------------------
                                       FORM S-8
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933
                                 -------------------

                                   IMC GLOBAL INC.
                (Exact name of registrant as specified in its charter)

               DELAWARE                               36-3492467
   (State or other jurisdiction of       (I.R.S. Employer  Identification No.)
    incorporation or organization)

           2100 SANDERS ROAD                            60062
         NORTHBROOK, ILLINOIS                         (Zip Code)
(Address of principal executive offices)

                                   IMC GLOBAL INC.
                  1998 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                               (Full title of the plan)

                                  MARSCHALL I. SMITH
                      SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                                   IMC GLOBAL INC.
                                  2100 SANDERS ROAD
                             NORTHBROOK, ILLINOIS 60062
                                   (847) 272-9200
                       (Name, address, and telephone number,
                     including area code, of agent for service)

                                 -------------------

                           CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                        Proposed     Proposed
    Title of            Amount          Maximum      Maximum        Amount of
Securities to be         to be          Offering     Aggregate     Registration
   Registered         Registered        Price Per    Offering          Fee
                                         Share        Price
--------------------------------------------------------------------------------
Common Stock,       270,000 shares(2)  $18.9375(3)  $5,113,125(3)  $1, 508.38
$1.00 par value(1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) Rights to purchase 1/200 of a share of Series C Junior Participating Preferred Stock, par value $1.00 per share, initially are attached to and trade with the shares of Common Stock being registered hereby.
     The value attributable to such Rights, if any, is reflected in the market price of such Common Stock.
(2) This registration statement also covers such additional and indeterminate number of shares as may become issuable because of the provisions of the IMC Global Inc. Stock Option Plan for Non-Employee Directors relating to adjustments for changes resulting from a stock dividend, spin-off, split-up, recapitalization, merger, consolidation, combination or exchange of shares, or similar change.
(3) Estimated solely for the purpose of calculating the registration fee and, pursuant to Rule 457(h) under the Securities Act of 1933, based upon the average of the high and low sale prices of the Common Stock reported on the New York Stock Exchange on August 26, 1998.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


          IMC Global Inc., a Delaware corporation (the "Company"), is filing this registration statement on Form S-8 (this "Registration Statement") in order to register 270,000 shares of the Company's common stock, par value $1.00 per share (the "Common Stock"), for issuance under the IMC Global Inc. 1998 Stock Option Plan for Non-Employee Directors (the "1998 Plan").

          The 1998 Plan replaces the IMC Global Inc. 1994 Stock Option Plan for Non-Employee Directors (the "1994 Plan"). The Company's Registration Statement on Form S-8 (Registration No. 33-56911) dated December 16, 1994 (the "1994 S-8"), which registered the Common Stock for issuance under the 1994 Plan, will be amended by Post-Effective Amendment No. 1 to the 1994 S-8 (the "Amendment") to indicate that no additional shares of Common Stock will be issued under the 1994 Plan.

          As of the date hereof, 130,000 shares of Common Stock which were registered under the 1994 S-8 have not been issued. Pursuant to General Instruction E to Form S-8, these 130,000 registered but unissued shares (the "Previously Registered Shares") of Common Stock will be carried forward to this Registration Statement and will be issuable under the 1998 Plan upon the effectiveness of the Amendment. In connection with the registration of the Previously Registered Shares, the Company paid a filing fee of $853.13.


ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.

          The following documents heretofore filed with the Securities and Exchange Commission (the "Commission") by the Company are incorporated herein by reference:

          (a) The Company's Annual Report on Form 10-K for the year ended December 31, 1997;

          (b) The Company's Quarterly Reports on Form 10-Q for the quarters ended June 30, 1998 and March 31, 1998, the Company's Current Reports on Form 8-K dated December 22, 1997, January 14, 1998 and April 1, 1998 and the Company's Current Report on form 8-K/A which was filed with the Commission on June 15, 1998;

          (c) The description of the Common Stock, which is contained in the Company's Registration Statement on Form 8-A/A-1 (Commission File No. 1-09759) filed January 12, 1996 under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any subsequent amendment or any report filed for the purpose of updating such description; and

          (d) The description of the Rights to purchase 1/200 of a share of Series C Junior participating Preferred Stock, par value $1.50 per share (the "Rights"), which is contained in the Company's Registration Statement on Form 8-A (Commission File No. 1-09759) filed June 23, 1989, as amended by Forms 8-A/A dated September 7, 1995 and January 12, 1996.

          All documents filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, after the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the respective dates of filing of such documents (such documents, and the documents enumerated above, being hereinafter referred to as "Incorporated Documents").

          Any statement contained in an Incorporated Document shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed Incorporated Document modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.   DESCRIPTION OF SECURITIES.

          Not applicable.


ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

          Not applicable.


ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

          The Company's charter and by-laws provide for indemnification of the Company's directors and officers for liabilities and expenses that they may incur in such capacities. In general, directors and officers are indemnified with respect to actions taken in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and with respect to any criminal action or proceeding, actions that the indemnitee had no reasonable cause to believe were unlawful. Reference is made to the Company's charter incorporated by reference as set forth below as Exhibits 4.1, 4.2, 4.3 and 4.4 hereto, and by-laws set forth below as
Exhibit 4.5 hereto.

          Section 145 of the General Corporation Law of the State of Delaware gives corporations the power to indemnify directors and officers under certain circumstances. In addition, under Section 145, where a director or officer is successful on the merits or otherwise in the defense of any action, or any claim, issue or matter therein, the corporation must indemnify such director or officer against expenses actually and reasonably incurred.

          The Company also maintains directors and officers liability and corporate reimbursement insurance which provides for coverage against loss arising from claims made against directors and officers in their capacity as such.


ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.

          Not applicable.


ITEM 8.   EXHIBITS.

          4.1    Restated Certificate of Incorporation, as amended
                 (incorporated by reference to Exhibit 3.1 to the Company's
                 Current Report on Form 8-K dated October 21, 1994).

          4.2    Certificate of Amendment to Restated Certificate of
                 Incorporation, dated October 20, 1994 (incorporated by reference to Exhibit 3.2 to the Company's Annual Report on Form 10-K dated September 24, 1997).

          4.3    Certificate of Amendment to Restated Certificate of
                 Incorporation, dated October 23, 1995 (incorporated by reference to Exhibit 3.2 to the Company's Registration
                 Statement on Form 8-A/A-1 (Commission File No. 1-09759) dated
                 January 12, 1996).

          4.4    Certificate of Amendment to Restated Certificate of
                 Incorporation, dated March 1, 1996 (incorporated by reference to Exhibit 4.4 to the Company's Post-Effective Amendment No. 1 on Form S-B to Form S-4 (Registration No. 333-0439) dated
                 March 1, 1996).

          4.5    By-laws of the Company (incorporated by reference to Exhibit
                 4.5 to the Company's Registration Statement on Form S-4
                 (Registration No. 333-40377)  dated November 17, 1997).


                                    II-2

          4.6    Rights Agreement, dated June 21, 1989, between the Company and
                 The First National Bank of Chicago, as Rights Agent
                 (incorporated by reference to Exhibit 10.35 to the Company's
                 Annual Report on Form 10-K for the fiscal year ended June 30,
                 1989).

          4.7    Amendment to Rights Agreement, effective as of April 29, 1993
                 (incorporated by reference to Exhibit 3.2 to the Company's
                 Registration Statement on Form 8-A/A-1 (Commission File No. 1-09759)
                 dated January 12, 1996).

          4.8    Amendment to Rights Agreement, dated August 17, 1995
                 (incorporated by reference to Exhibit 1 to the Company's
                 Registration Statement on Form 8-A/A (Commission File No. 1-09759)
                 dated September 7, 1995).

          *4.9   IMC Global Inc. 1998 Stock Option Plan for Non-Employee
                 Directors.

          *5     Opinion of Marschall I. Smith, Esq., Senior Vice President and
                 General Counsel of the Company, as to the legality of the securities being registered.

          *23.1  Consent of Ernst & Young LLP.

          *23.2  Consent of PricewaterhouseCoopers LLP.

          *23.3  Consent of Marschall I. Smith (contained in Exhibit 5).

          *24    Form of Power of Attorney.

-----------------
* Filed herewith.


ITEM 9.   UNDERTAKINGS.

          (a)    The Company hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

           (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in this Registration Statement;

         (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if this Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Company pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof;

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remained unsold at the termination of the offering.

          (b) The Company hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

          (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                  SIGNATURES


          THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Northbrook, State of Illinois on this 31st day of August, 1998.

                                  IMC GLOBAL INC.


                                  By:    /s/ MARSCHALL I. SMITH
                                      ----------------------------------
                                      Marschall I. Smith
                                      Senior Vice President and General Counsel



          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated, on this 31st day of August, 1998.

         SIGNATURE                 TITLE
         ---------                 -----
            *                    Chief Executive Officer, President and Director
   Robert E. Fowler, Jr.         (principal executive and operating officer)


            *                    Senior Vice President
--------------------------       (principal financial officer)
    J. Bradford James


            *                    Vice President and Controller
--------------------------       (principal accounting officer)
     Anne M. Scavone

            *                    Director
--------------------------
    Raymond F. Bentele


            *                    Director
--------------------------
    Wendell F. Beuche


                                     II-5

            *                    Director
--------------------------
   Robert W. Bruce III


            *                    Director
--------------------------
     Rod F. Dammeyer


            *                    Director
--------------------------
 James M. Davidson, Ph.D.


            *                    Director
--------------------------
    Rene L. Latiolais


            *                    Director
--------------------------
    Harold H. MacKay


            *                    Director
--------------------------
     David B. Mathis


            *                    Director
--------------------------
  Donald F. Mazankowski


            *                    Director
--------------------------
   Joseph P. Sullivan


            *                    Director
--------------------------
    Richard L. Thomas


            *                    Director
--------------------------
    Billie B. Turner



  /s/ MARSCHALL I. SMITH
----------------------------------------
*By Marschall I. Smith, Attorney-in-fact

                                  EXHIBIT INDEX

EXHIBIT
NO.                                    DESCRIPTION
-------                                -----------
     4.1         Restated Certificate of Incorporation, as amended
                 (incorporated by reference to Exhibit 3.1 to the Company's
                 Current Report on Form 8-K dated October 21, 1994).

     4.2         Certificate of Amendment to Restated Certificate of
                 Incorporation, dated October 20, 1994 (incorporated by reference to Exhibit 3.2 to the Company's Annual Report on Form 10-K dated September 24, 1997).

     4.3         Certificate of Amendment to Restated Certificate of
                 Incorporation, dated October 23, 1995 (incorporated by reference to Exhibit 3.2 to the Company's Registration
                 Statement on Form 8-A/A-1 (Commission File No. 1-09759) dated
                 January 12, 1996).

     4.4         Certificate of Amendment to Restated Certificate of
                 Incorporation, dated March 1, 1996 (incorporated by reference to Exhibit 4.4 to the Company's Post-Effective Amendment No. 1 on Form S-B to Form S-4 (Registration No. 333-0439) dated
                 March 1, 1996).

     4.5         By-laws of the Company (incorporated by reference to Exhibit
                 4.5 to the Company's Registration Statement on Form S-4
                 (Registration No. 333-40377) dated November 17, 1997).

     4.6         Rights Agreement, dated June 21, 1989, between the Company and
                 The First National Bank of Chicago, as Rights Agent
                 (incorporated by reference to Exhibit 10.35 to the Company's
                 Annual Report on Form 10-K for the fiscal year ended June 30,
                 1989).

     4.7         Amendment to Rights Agreement, effective as of April 29, 1993
                 (incorporated by reference to Exhibit 3.2 to the Company's
                 Registration Statement on Form 8-A/A-1 (Commission File No. 1-09759) dated January 12, 1996).

     4.8         Amendment to Rights Agreement, dated August 17, 1995
                 (incorporated by reference to Exhibit 1 to the Company's
                 Registration Statement on Form 8-A/A (Commission File No. 1-09759) dated September 7, 1995).

     *4.9        IMC Global Inc. 1998 Stock Option Plan for Non-Employee
                 Directors.

     *5          Opinion of Marschall I. Smith, Esq., Senior Vice President and
                 General Counsel of the Company, as to the legality of the securities being registered.

     *23.1       Consent of Ernst &Young LLP.

     *23.2       Consent of PricewaterhouseCoopers LLP.

     *23.3       Consent of Marschall I. Smith (contained in Exhibit 5).

     *24         Form of Power of Attorney.

-----------------------
*Filed herewith


                                   II-7